Exhibit 10.1
EXECUTION VERSION

This ~~EIGHTH~~NINTH AMENDMENT TO THE REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of ~~July 25~~March 20, ~~2024~~2025 (the “Amendment Date”), is entered into by and among ARCC FB FUNDING LLC, a Delaware limited liability company, as the borrower (the “Borrower”), the LENDERS party to the Revolving Credit Agreement, BNP PARIBAS, as the administrative agent (the “Administrative Agent”), ARES CAPITAL CORPORATION, a Maryland corporation, as the equityholder (in such capacity, the “Equityholder”), ARES CAPITAL CORPORATION, a Maryland corporation, as the servicer (in such capacity, the “Servicer”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as successor in interest to U.S. Bank National Association, as collateral agent (the “Collateral Agent”).

WHEREAS, the Borrower, the lenders from time to time party thereto, the Administrative Agent, the Equityholder, the Servicer and the Collateral Agent are party to the Revolving Credit and Security Agreement, dated as of June 11, 2020 (as amended from time to time prior to the date hereof, the “Revolving Credit Agreement”);

WHEREAS, the Relevant Recipients (as defined in Appendix A hereto) have received from the Borrower the transaction summary as set out in Schedule 10 in Appendix A hereto in accordance with Article 7(1)(c) of the Securitisation Regulation; and

WHEREAS, the parties hereto desire to amend the Revolving Credit Agreement, in accordance with Section 13.01(b) of the Revolving Credit Agreement subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Revolving Credit Agreement.

ARTICLE II

Amendments to Revolving Credit Agreement

SECTION 2.1. As of the Amendment Date, the Revolving Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages attached as Appendix A hereto.
USActive ~~61461992.1~~61461992.3

ARTICLE III

Representations and Warranties

SECTION 3.1. The Borrower and the Equityholder hereby represent and warrant to the Administrative Agent and the Lender that, as of the Amendment Date, (i) no Default, Event of Default, Potential Servicer Removal Event or Servicer Removal Event has occurred and is continuing or shall occur on the Amendment Date after giving effect to this Amendment and the transaction contemplated hereby and (ii) the representations and warranties of the Borrower, the Servicer and the Equityholder contained in Sections 4.01, 4.02 and 4.03 of the Revolving Credit Agreement are true and correct in all material respects on and as of the Amendment Date (other than any representation and warranty that is made as of a specific date); provided that, to the extent that any such representation and warranty is otherwise qualified by materiality or Material Adverse Effect, such representation and warranty shall be true and correct in all respects.

ARTICLE IV

Conditions Precedent

SECTION 4.1. This Amendment will be effective upon the satisfaction of each of the following conditions:

(a)the execution and delivery of this Amendment by the Borrower, the Lenders, the Administrative Agent, the Equityholder and the Servicer;

(b)all fees due and owing to the Administrative Agent and each Lender on or prior to the Amendment Date have been paid;

(c)all fees of counsel to the Administrative Agent invoiced prior to the Amendment Date have been paid; and

(d)the Administrative Agent shall have received the executed legal opinion of Latham & Watkins LLP, counsel to the Borrower, in form and substance acceptable to the Administrative Agent in its reasonable discretion and addressed to the Administrative Agent and each Lender.

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER FACILITY DOCUMENT (EXCEPT, AS TO ANY OTHER FACILITY DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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SECTION 5.2. Severability Clause. In case any provision in this Amendment is deemed to be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3. Ratification. Except as expressly amended hereby, the Revolving Credit Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof will remain in full force and effect. All obligations under the Revolving Credit Agreement (as such obligations may be modified by this Amendment on the Amendment Date) shall continue to be valid, enforceable, and in full force and effect and shall not be impaired, in any respect, by the effectiveness of this Amendment. This Amendment shall form a part of the Revolving Credit Agreement for all purposes and reference to this specific Amendment need not be made in the Revolving Credit Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Revolving Credit Agreement, any reference in any of such items to the Revolving Credit Agreement being sufficient to refer to the Revolving Credit Agreement as amended hereby. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a “Facility Document” and each reference in the Revolving Credit Agreement to “herein”, “hereunder” or words of like import referring to the Revolving Credit Agreement and each reference in any other Facility Document to “Revolving Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Revolving Credit Agreement” shall mean and be a reference to the Revolving Credit Agreement as amended hereby. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of or operate as a waiver of any right, power or remedy under the Revolving Credit Agreement or any of the other Facility Documents. This Amendment shall not constitute a novation of the obligations and liabilities of the parties under the Revolving Credit Agreement or the other Facility Documents as in effect on or prior to the Amendment Date.

SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission (including electronic signature pursuant to and in accordance with the Revolving Credit Agreement) is effective as delivery of a manually executed counterpart hereof. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of such party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature; or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable; provided that no electronic signatures may be affixed through the use of a third-party service provider. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

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SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and are not deemed to alter or affect the meaning or interpretation of any provisions hereof.

SECTION 5.6. Direction to Execute. The Administrative Agent hereby authorizes and directs the Collateral Agent to execute this Amendment.

SECTION 5.7 Consent to Amendment to Constituent Documents. The Administrative Agent and the Required Lenders each hereby consent, for purposes of Section 5.03(c) of the Revolving Credit Agreement, to the Borrower’s request for permission to amend Sections 2, 3 and/or 4 of its limited liability company agreement on or after the date hereof solely for the purpose of setting forth the correct addresses of the Borrower and its registered agent as set forth in the Revolving Credit Agreement (after giving effect to this Amendment). In connection therewith, the Borrower hereby covenants and agrees to deliver to the Administrative Agent a copy of such amendment, certified to be a true and correct copy thereof by a Responsible Officer of the Borrower, promptly following the execution thereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Date.

BORROWER:

ARCC FB FUNDING LLC

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

[Signature Page to ~~Eighth~~Ninth Amendment to Revolving Credit and Security Agreement]

EQUITYHOLDER:

ARES CAPITAL CORPORATION,
as Equityholder

By:	/s/ Ian Fitzgerald
Name:	Ian Fitzgerald
Title:	Authorized Signatory

SERVICER:

ARES CAPITAL CORPORATION,
as Servicer

By:	/s/ Ian Fitzgerald
Name:	Ian Fitzgerald
Title:	Authorized Signatory

[Signature Page to ~~Eighth~~Ninth Amendment to Revolving Credit and Security Agreement]

ADMINISTRATIVE AGENT:

BNP PARIBAS,
as Administrative Agent

By:	/s/ Sohaib Naim
Name:	Sohaib Naim
Title:	Managing Director

By:	/s/ Julien Flacassier
Name:	Julien Flacassier
Title:	Director

LENDER:

BNP PARIBAS,
as Lender

By:	/s/ Sohaib Naim
Name:	Sohaib Naim
Title:	Managing Director

By:	/s/ Julien Flacassier
Name:	Julien Flacassier
Title:	Director

[Signature Page to ~~Eighth~~Ninth Amendment to Revolving Credit and Security Agreement]

STATE STREET BANK AND TRUST COMPANY, as a Lender

By:	/s/ Jiaqi Wei
Name:	Jiaqi Wei
Title:	Vice President

[Signature Page to ~~Eighth~~Ninth Amendment to Revolving Credit and Security Agreement]

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Gargi Patel
Name:	Gargi Patel
Title:	Managing Director

[Signature Page to ~~Eighth~~Ninth Amendment to Revolving Credit and Security Agreement]

WEBSTER BANK, N.A., as a Lender

By:	/s/ James Gelwicks
Name:	James Gelwicks
Title:	Senior Managing Director

[Signature Page to ~~Eighth~~Ninth Amendment to Revolving Credit and Security Agreement]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Ralph J. Creasia, Jr.
Name:	Ralph J. Creasia, Jr.
Title:	Senior Vice President

[Signature Page to ~~Eighth~~Ninth Amendment to Revolving Credit and Security Agreement]

APPENDIX A

[Revolving Credit Agreement]

Conformed through ~~Eighth~~Ninth Amendment, dated ~~July 25~~March 20, ~~2024~~2025

REVOLVING CREDIT AND SECURITY AGREEMENT

among

ARCC FB FUNDING LLC,
as Borrower,

THE LENDERS FROM TIME TO TIME PARTIES HERETO,
BNP PARIBAS,
as Administrative Agent,

ARES CAPITAL CORPORATION,
as Equityholder,

ARES CAPITAL CORPORATION,
as Servicer, and
U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Collateral Agent

Dated as of June 11, 2020

THIS AGREEMENT PROVIDES FOR AN UNCOMMITTED FACILITY. ALL ADVANCES ARE DISCRETIONARY ON THE PART OF THE LENDERS IN THEIR SOLE AND ABSOLUTE DISCRETION.

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TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS; RULES OF CONSTRUCTION; COMPUTATIONS

ARTICLE II ADVANCES

SECTION 2.01 Revolving Credit Facility	59
SECTION 2.02 Requests for Collateral Loan Approval	59
SECTION 2.03 Making of the Advances	61
SECTION 2.04 Evidence of Indebtedness	62
SECTION 2.05 Payment of Principal and Interest	62
SECTION 2.06 Prepayment of Advances	63
(a) Optional Prepayments	63
(b) Mandatory Prepayments	63
(c) Additional Prepayment Provisions	63
SECTION 2.07 Changes of Individual Lender Maximum Funding Amounts	~~63~~64
(a) Automatic Reduction and Termination	~~63~~64
(b) Optional Reductions	64
(c) Effect of Termination or Reduction	64
SECTION 2.08 Maximum Lawful Rate	64
SECTION 2.09 Several Obligations	64
SECTION 2.10 Increased Costs	~~64~~65
(a) Increased Costs Generally	~~64~~65
(b) Capital Requirements	65
(c) Certificates from Lenders	65
(d) Delay in Requests	~~65~~66
(e) Lending Office	66
SECTION 2.11 Compensation; Breakage Amounts	66
SECTION 2.12 Inability to Determine Rates	66
SECTION 2.13 Rescission or Return of Payments	67
SECTION 2.14 Post-Default Interest	67
SECTION 2.15 Payments Generally	67
SECTION 2.16 [Reserved]	~~68~~69
SECTION 2.17 Defaulting Lenders	~~68~~69
SECTION 2.18 Benchmark Replacement Setting	~~69~~70

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ARTICLE III CONDITIONS PRECEDENT

SECTION 3.01 Conditions Precedent to Initial Advance	74
SECTION 3.02 Conditions Precedent to Each Advance	76

ARTICLE IV REPRESENTATIONS AND WARRANTIES

SECTION 4.01 Representations and Warranties of the Borrower	77
(a) Due Organization	77
(b) Due Qualification	77
(c) Due Authorization; Execution and Delivery; Legal, Valid and Binding; Enforceability	77
(d) [	77
(e) Non-Contravention	77
(f) Governmental Authorizations; Private Authorizations; Governmental Filing	~~77~~78
(g) Compliance with Agreements, Laws, Etc.	78
(h) Location	78
(i) Investment Company Act	78
(j) ERISA	78
(k) Taxes	78
(l) Filings and Stamp Taxes	78
(m) Plan Assets	~~78~~79
(n) Solvency	~~78~~79
(o) Representations Relating to the Collateral	79
(p) Eligibility	80
(q) Anti-Corruption Laws and Anti-Terrorism Laws	80
(r) Sanctions	80
(s) No Default	81
(t) No Proceedings	81
(u) Information	81
(v) Procedures	81
SECTION 4.02 Representations and Warranties of the Servicer	81
(a) Due Organization	81
(b) Due Qualification	81
(c) Due Authorization; Execution and Delivery; Legal, Valid and Binding; Enforceability	~~81~~82
(d) [	82
(e) Non-Contravention	82
(f) Governmental Authorizations; Private Authorizations; Governmental Filing	82
(g) Compliance with Agreements, Laws, Etc.	82
(h) [	82
(i) Taxes	82
(j) [	~~82~~83
(k) Anti-Corruption Laws and Anti-Terrorism Laws	83
(l) Sanctions	83
(m) [	83

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(n) No Proceedings	83
(o) Information	83
(p) Procedures	83
SECTION 4.03 Representations and Warranties of the Equityholder	~~83~~84
(a) Due Organization	~~83~~84
(b) Due Qualification	84
(c) Due Authorization; Execution and Delivery; Legal, Valid and Binding; Enforceability	84
(d) Investment Company Act	84
(e) Non-Contravention	84
(f) Governmental Authorizations; Private Authorizations; Governmental Filing	84
(g) Compliance with Agreements, Laws, Etc.	~~84~~85
(h) [	85
(i) Taxes	85
(j) Anti-Corruption Laws and Anti-Terrorism Laws	85
(k) Sanctions	85
(l) No Default	85
(m) No Proceedings	85
(n) Information	85

ARTICLE V COVENANTS

SECTION 5.01 Affirmative Covenants of the Borrower	86
(a) Compliance with Agreements, Laws, Etc.	86
(b) Enforcement	86
(c) Further Assurances	~~86~~87
(d) Financial Statements; Other Information	87
(e) Access to Records and Documents	89
(f) Use of Proceeds	89
(g) Information and Reports	90
(h) Opinions as to Collateral	90
(i) No Other Business	90
(j) Tax Matters	90
(k) Compliance with Legal Opinions	~~90~~91
SECTION 5.02 Covenants of the Servicer	91
(a) Compliance with Agreements, Laws, Etc.	91
(b) Enforcement	91
(c) Further Assurances	91
(d) Other Information	91
(e) Access to Records and Documents	92
(f) Information and Reports	93
(g) Collections	93
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(h) Priority of Payments	93
(i) Anti-Corruption Laws and Sanctions	93
SECTION 5.03 Negative Covenants of the Borrower	~~93~~94
(a) Restrictive Agreements	~~93~~94
(b) Liquidation; Merger; Sale of Collateral	94
(c) Amendments to Constituent Documents,	94
(d) ERISA	94
(e) Liens	94
(f) Margin Requirements; Covered Transactions	94
(g) Changes to Filing Information; Change of Location of Underlying Instruments	94
(h) Transactions with Affiliates	95
(i) Investment Company Restriction	95
(j) Anti-Corruption and Sanctions	95
(k) [	95
(l) Indebtedness; Guarantees; Securities; Other Assets	95
(m) Validity of this Agreement	~~95~~96
(n) Subsidiaries	96
(o) Name	96
(p) Employees	96
(q) Non-Petition	96
(r) Certificated Securities	96
SECTION 5.04 Covenants of the Equityholder	96
(a) Compliance with Agreements, Laws, Etc.	96
(b) Other Information	97
(c) Anti-Corruption Laws and Sanctions	97
(d) Separateness	97
(e) Liens	97
SECTION 5.05 Certain Undertakings Relating to Separateness	97

ARTICLE VI EVENTS OF DEFAULTS

SECTION 6.01 Events of Default	~~97~~98
SECTION 6.02 OC Ratio Breach Cures	101

ARTICLE VII PLEDGE OF COLLATERAL; RIGHTS OF THE COLLATERAL AGENT

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ARTICLE VIII ACCOUNTS, ACCOUNTINGS AND RELEASES

ARTICLE IX APPLICATION OF MONIES

SECTION 9.01 Disbursements of Monies from Payment Account	114

ARTICLE X SALE OF COLLATERAL LOANS;
PURCHASE OF ADDITIONAL COLLATERAL LOANS

SECTION 10.01 Sales of Collateral Loans	118
(a) Discretionary Sales of Collateral Loans	118
(b) Ineligible Collateral Loans	119
(c) Sales of Equity Securities	119
SECTION 10.02 Purchase of Additional Collateral Loans	~~122~~123
SECTION 10.03 Conditions Applicable to All Sale and Purchase Transactions	123
SECTION 10.04 Additional Equity Contributions	124

ARTICLE XI ADMINISTRATION AND SERVICING OF CONTRACTS

SECTION 11.01 Appointment and Designation of the Servicer	124
(a) Initial Servicer	124
(b) Servicer Removal Notice	~~124~~125
(c) Appointment of Replacement Servicer	125
(d) Liabilities and Obligations of Replacement Servicer	125
(e) Subcontracts	~~125~~126
SECTION 11.02 Duties of the Servicer	126
(a) Duties	126
SECTION 11.03 Authorization of the Servicer	128
SECTION 11.04 Collection Efforts, Modification of Collateral	129
SECTION 11.05 Servicer Compensation and Expenses	129
SECTION 11.06 The Servicer Not to Resign	129
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ARTICLE XI THE AGENTS

SECTION 12.01 Authorization and Action	~~129~~130
SECTION 12.02 Delegation of Duties	131
SECTION 12.03 Agents' Reliance, Etc.	131
SECTION 12.04 Indemnification	~~133~~134
SECTION 12.05 Successor Agents	134
SECTION 12.06 The Collateral Agent	~~134~~135

ARTICLE XIII MISCELLANEOUS

SCHEDULES

SCHEDULE 1	Individual Lender Maximum Funding Amounts and Percentages
SCHEDULE 2	Prohibited Loans
SCHEDULE 3	Initial Collateral Loans
SCHEDULE 4	Industry Classifications
SCHEDULE 5	Notice Information

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any particular provision hereof to any such Affected Person is otherwise expressly excluded herein).

“Affiliate” means, in respect of a referenced Person at any time, another Person Controlling, Controlled by or under common Control with such referenced Person but which shall not, with respect to the Borrower, include the Obligors under any Collateral Loan; provided that (a) an Obligor will not be considered an “Affiliate” of any other Obligor solely due to the fact that each such Obligor is under the control of the same financial sponsor and (b) Obligors in respect of Collateral Loans shall be deemed not to be “Affiliates” if they have distinct corporate family ratings and/or distinct issuer credit ratings; provided that, for the purposes of Section 5.03(h), Section 10.01(a) and Section 10.03 of this Agreement, the term “Affiliate” shall not include any Excluded Affiliate.

“Agent” or “Agents” means the Administrative Agent and the Collateral Agent, collectively or individually, as the context requires.

“Aggregate Adjusted Collateral Balance” means, as of any date of determination, an amount equal to the sum of the Dollar Equivalent of the Adjusted Principal Balances of all Collateral Loans in the Collateral (including each potential Collateral Loan that the Borrower has entered into a binding commitment to purchase that has not yet settled) on such date, after giving effect to all Collateral Loans added to and removed from the Collateral on such date.

“Aggregate Net Collateral Balance” means, as of any date of determination, the Aggregate Adjusted Collateral Balance minus the Excess Concentration Amount, in each case, as of such date of determination.

“Aggregate Principal Balance” means, when used with respect to all or a portion of the Collateral Loans, the sum of the Principal Balances of all or of such portion of such Collateral Loans.

“Agreement” means this Revolving Credit and Security Agreement.

“Applicable Law” means, for any Person, any Law of any Governmental Authority, including all federal and state banking or securities laws, to which the Person in question is subject or by which it or any of its assets or properties are bound.

“Applicable Margin” means, as of any date of determination, a rate equal to (i) during the Reinvestment Period, ~~2.10~~1.90% per annum and (ii) following the Reinvestment Period, ~~2.60~~2.40% per annum.

“Appraisal” means an appraisal or valuation of a Collateral Loan that is conducted by an Approved Valuation Firm, which may be in the form of an update or reaffirmation by an Approved Valuation Firm of an appraisal or valuation previously performed by such Approved Valuation Firm or another Approved Valuation Firm.

“Approval Request” has the meaning specified in Section 2.02(a)(i) hereof.
“Approved List” has the meaning specified in Section 2.02(a)(ii) hereof.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, the United Kingdom, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Spread” means, with respect to (x) any floating rate Collateral Loan that bears interest based on Term SOFR, the current per annum rate at which it pays interest (including, without duplication, any upward or downward adjustment to such rate in accordance with the underlying instrument, including any upward or downward spread adjustment related to a change in the Benchmark) in excess of the Benchmark or (y) any floating rate Collateral Loan that bears interest based on a floating rate index other than Term SOFR (so long as the Benchmark is based on Term SOFR), the then-current base rate applicable to such floating rate Collateral Loan plus the rate at which such floating rate Collateral Loan pays interest (including, without duplication, any upward or downward adjustment to such rate in accordance with the underlying instrument, including any upward or downward spread adjustment related to a change in the applicable base rate) in excess of such base rate minus the Benchmark; provided, that the Effective Spread of any floating rate Collateral Loan will (i) be deemed to be zero, to the extent that the Borrower or the Servicer has actual knowledge that no payment of cash interest on such floating rate Collateral Loan will be made by the obligor thereof during the applicable due period, and (ii) not include any non-cash interest; provided further that for purposes of this definition, the interest rate spread shall be deemed to be, with respect to any floating rate Collateral Loan that has the Benchmark floor, (i) the stated interest rate spread (including, without duplication, any upward or downward adjustment to such rate in accordance with the underlying instrument, including any upward or downward spread adjustment related to a change in the Benchmark) plus, (ii) if positive, (a) the Benchmark floor value minus (b) the Benchmark as in effect for the current Interest Accrual Period.

~~“Eighth Amendment Effective Date” means July 25, 2024.~~

“Eligible Collateral Loan” means, as of any date of determination, a Collateral Loan that meets each of the following criteria:

(a) it is (i) a First Lien Loan, (ii) a Second Lien Loan or (iii) a First Lien Last Out Loan;

(b) if such Collateral Loan is a Class 3 Loan, it is not a Cov-Lite Loan;

“Minimum OC Coverage Test” means, as of any date, a test that is satisfied if the OC Ratio as of such date is equal to or greater than 1.00:1.00.

“Minimum Floating Spread” means 4.00%.

“Minimum Weighted Average Spread Test” means a test that is satisfied on any date of determination if the Weighted Average Floating Spread equals or exceeds the Minimum Floating Spread.

“Money” has the meaning specified in Section 1-201(24) of the UCC.
“Moody’s” means Moody’s Investors Service, Inc., together with its successors.
“Multiemployer Plan” means a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA that is sponsored by the Borrower or a member of its ERISA Group or to which the Borrower or a member of its ERISA Group is obligated to make contributions or has any liability.

“Net-Debt-to-Recurring-Revenue Ratio” means, with respect to any Collateral Loan for any period, the meaning of “Net-Debt-to-Recurring-Revenue Ratio” or any comparable term defined in the Related Documents for such Collateral Loan, and in any case that “Net-Debt-to-Recurring-Revenue Ratio” or such comparable term is not defined in such Related Documents, the ratio of (a) indebtedness of the related Obligor under such Collateral Loan and all other indebtedness of such Obligor that is senior or pari passu in right of payment to such Collateral Loan minus Unrestricted Cash and cash equivalents to (b) TTM Recurring Revenue, as calculated by the Servicer in good faith in accordance with the Servicing Standard using information from and calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor as per the requirements of the Related Documents; provided that, in the event of a lack of any such information necessary to calculate the Net-Debt-to-Recurring-Revenue Ratio for any Collateral Loan, the Net-Debt-to-Recurring-Revenue Ratio for such Collateral Loan shall be a ratio calculated by the Administrative Agent in its sole discretion after consultation with the Servicer or, if agreed to by the Administrative Agent, by the Servicer in good faith in accordance with the Servicing Standard.

“Ninth Amendment Effective Date” means March 20, 2025.

“Non-accrual Loan” means any Collateral Loan as to which at any time:

(A) a default as to all or any portion of one or more payments of principal and/or interest (including a failure of a selling institution to pay amounts due and payable to the Borrower with respect to the related participation) has occurred after the earlier of (i) any grace period applicable thereto and (ii) ninety (90) Business Days, in each case, past the applicable due date; or

(B) an Insolvency Event has occurred with respect to the Obligor.

calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor as per the requirements of the Related Documents.

“Recurring Revenue Loan” means a Collateral Loan that meets each of the following criteria as of the date of acquisition by the Borrower, subject to waiver by the Administrative Agent in accordance with the definition of Eligible Collateral Loan hereto (for the avoidance of doubt, if any Collateral Loan does not meet the below listed conditions, but such failure is waived by the Administrative Agent, such Collateral Loan shall still be subject to the Advance Rates, Concentration Limitations and Revaluation Events applicable to Recurring Revenue Loans set forth herein):

(a) such Collateral Loan is a First Lien Loan;

(b) the Obligor with respect to such Collateral Loan is in a high growth industry or industry that customarily has businesses with recurring revenue models as determined by the Administrative Agent in its sole discretion or, if agreed to by the Administrative Agent, by the Servicer, in good faith in accordance with the Servicing Standard;

(c) the Obligor with respect to such Collateral Loan has generated a minimum of $15,000,000 in TTM Recurring Revenue during the most recent reporting period;

(d) the Net-Debt-to-Recurring-Revenue Ratio with respect to such Collateral Loan is less than 2.50:1.00 as of the later of the initial closing date of such Collateral Loan or the most recent Obligor Measurement Date, as applicable; and

(e) the Related Documents for such Collateral Loan require the Obligor with respect to such Collateral Loan to meet a minimum of two (2) financial covenants as determined by the Administrative Agent in its sole discretion, including a covenant for minimum liquidity and maximum ratio of principal loan amount outstanding to TTM Recurring Revenue.

“Register” has the meaning assigned to such term in Section 13.06(d).

“Regulation T,” “Regulation U” and “Regulation X” mean Regulation T, U and X, respectively, of the Board of Governors of the Federal Reserve System, as in effect from time to time.

“Reinvestment Period” means the period from and including the Closing Date to and including the earlier of (a) the date that is the third anniversary of the ~~Eighth~~Ninth Amendment Effective Date and (b) the date of the termination of the Individual Lender Maximum Funding Amounts pursuant to Section 6.01.

“Related Documents” means, with respect to any Collateral Loan, (i) the loan or credit agreement evidencing such Collateral Loan, (ii) the principal security agreement, and (iii) if the same can be obtained without undue expense or effort, all other documents evidencing, securing, guarantying, governing or giving rise to such Collateral Loan but, for the avoidance of doubt, excluding immaterial certificates, notices and other ancillary documentation.